Exhibit 99.1

Contact:	Brad Belhouse – Investors	Josh Hirsberg – Investors
	Harrah’s Entertainment, Inc.	Caesars Entertainment, Inc.
	(702) 407-6367	(702) 699-5269

	Gary Thompson – Media	Robert Stewart – Media
	Harrah’s Entertainment, Inc.	Caesars Entertainment, Inc.
	(702) 407-6529	(702) 699-5043

Harrah’s Entertainment, Caesars Entertainment

Announce Expiration of HSR Waiting Period

LAS VEGAS, February 18, 2005 – Harrah’s Entertainment, Inc. (NYSE:HET) and Caesars Entertainment, Inc. (NYSE:CZR) today announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), in connection with Harrah’s pending acquisition of Caesars, expired at 11:59 PM Eastern Time on February 17, 2005.  As previously disclosed, the parties certified their substantial compliance with the Federal Trade Commission’s requests for additional information on January 18, 2005.

Expiration of the HSR waiting period is a condition to completion of the merger between Harrah’s and Caesars.  The Federal Trade Commission is continuing its investigation, and is not precluded from bringing an action challenging the transaction.  The consummation of the transaction remains subject to other customary conditions, including the receipt of regulatory approvals and approval by stockholders of both Harrah’s and Caesars.  Harrah’s and Caesars continue to expect to be able to complete these activities as previously announced and to close the merger in the second quarter of 2005.

About Harrah’s Entertainment

Founded 67 years ago, Harrah’s Entertainment, Inc. owns or manages through various subsidiaries 28 casinos in the United States, primarily under the Harrah’s brand name. Harrah’s Entertainment is focused on building loyalty and value with its target customers through a unique combination of great service, excellent products, unsurpassed distribution, operational excellence and technology leadership.

More information about Harrah’s Entertainment is available on the company’s Web site, www.harrahs.com.

About Caesars Entertainment

Caesars Entertainment, Inc. is one of the world’s leading gaming companies. With annual revenue of $4.2 billion, 27 properties on four continents, 26,000 hotel rooms, two million square feet of casino space and 50,000 employees, the Caesars portfolio is among the strongest in the industry. Caesars casino resorts operate under the Caesars, Bally’s, Flamingo, Grand Casinos, Hilton and Paris brand names. The company has its corporate headquarters in Las Vegas.

Additional information on Caesars Entertainment can be accessed through the company’s web site at www.caesars.com.

Additional Information about the Acquisition and Where to Find It

In connection with Harrah’s proposed acquisition of Caesars (“Acquisition”), on January 24, 2005, Harrah’s filed definitive materials with the Securities and Exchange Commission (SEC), including a registration statement on Form S-4 that contains a definitive prospectus and joint proxy statement. INVESTORS AND SECURITY HOLDERS OF HARRAH’S AND CAESARS ARE URGED TO READ THE PROSPECTUS AND JOINT PROXY STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HARRAH’S, CAESARS AND THE ACQUISITION.  The definitive materials filed on January 24, 2005, the preliminary versions of these materials filed on October 20, 2004, December 20, 2004, and January 24, 2005 and other relevant materials, and any other documents filed by Harrah’s or Caesars with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Harrah’s by directing a written request to: Harrah’s, One Harrah’s Court, Las Vegas, Nevada 89119, Attention: Investor Relations or Caesars Entertainment, Inc., 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials before making any voting or investment decision with respect to the Acquisition.

Harrah’s, Caesars and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Caesars and Harrah’s in connection with the Acquisition.  Information about those executive officers and directors of Harrah’s and their ownership of Harrah’s common stock is set forth in the Harrah’s Form 10-K for the year ended December 31, 2003, which was filed with the SEC on March 5, 2004, and the proxy statement for Harrah’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on March 4, 2004.  Information about the executive officers and directors of Caesars and their ownership of Caesars common stock is set forth in the proxy statement for Caesars’ 2004 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2004.  Investors and security holders may obtain additional information regarding the direct and indirect interests of Harrah’s, Caesars and their respective executive officers and directors in the Acquisition by reading the proxy statement and prospectus regarding the Acquisition.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Safe Harbor

This document includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue” or “pursue,” or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, future actions, strategies, future performance, future financial results of Harrah’s and Caesars and Harrah’s anticipated acquisition of Caesars.  These forward-looking statements are based on current expectations and projections about future events.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance or results of Caesars and Harrah’s may differ materially from those expressed or implied by such forward-looking statements.  Such risks and uncertainties include, but are not limited to, the following factors as well as other factors described from time to time in our reports filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein):  financial community and rating agency perceptions of Harrah’s and Caesars’, the effects of economic, credit and capital market conditions on the economy in general, and on gaming and hotel companies in particular; construction factors, including delays, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters and building permit issues; the effects of environmental and structural building conditions relating to our properties;  the ability to timely and cost-effectively integrate into Harrah’s operations the companies that it acquires, including with respect to its acquisition of Caesars; access to available and feasible financing, including financing for Harrah’s acquisition of Caesars, on a timely basis; changes in laws (including increased tax rates), regulations or accounting standards, third-party relations and approvals, and decisions of courts, regulators and governmental bodies; litigation outcomes and judicial actions, including gaming legislative action, referenda and taxation; the ability of our customer-tracking, customer loyalty and yield-management programs to continue to increase customer loyalty and same store sales; our ability to recoup costs of capital investments through higher revenues; acts of war or terrorist incidents; abnormal gaming holds; and the effects of competition, including locations of competitors and operating and market competition.